STI CLASSIC FUNDS
Supplement dated February 2, 2007
to the Statement of Additional Information dated August 1, 2006
Effective as of the close of business on January 31, 2007, the STI Classic High Quality Bond Fund reorganized into the STI Classic Intermediate Bond Fund. Therefore, all references to the STI Classic High Quality Bond Fund are deleted from this statement of additional information.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SPSAI-HQ0207